UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2018
Cerner Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-15386	43-1196944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri	64117
(Address of Principal Executive Offices)	(Zip Code)
(816) 221-1024
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2018, William B. Neaves, Ph.D. retired from the Board of Directors (the "Board") of Cerner Corporation ("Cerner" or "our") at the end of his then current term. Immediately thereafter, the size of the Board was decreased to eight members.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At Cerner's 2018 Annual Meeting of Shareholders (the "2018 Annual Meeting") held on May 18, 2018, our shareholders considered and voted on three proposals, each of which is described in detail in the 2018 Proxy Statement. The following is a brief description of the matters that were voted on at the 2018 Annual Meeting and the results of such voting:

Proposal No. 1 - The election of two Class II Directors: Mitchell E. Daniels, Jr. and Clifford W. Illig, each to serve for a three-year term.

Final Results: Mitchell E. Daniels, Jr. and Clifford W. Illig were each elected as Class II Directors.

	For	Against	Abstentions	Broker Non-votes

Mitchell E. Daniels, Jr.	262,478,401	7,873,056	1,000,037	30,876,037
Clifford W. Illig	259,302,139	11,754,545	294,810	30,876,037

Proposal No. 2 - The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2018.
Final Results: The shareholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for 2018.

For	Against	Abstentions

297,083,453	4,607,358	536,720

There were no broker non-votes with respect to this proposal.

Proposal No. 3 - An advisory vote to approve the compensation of our Named Executive Officers.
Final Results: The shareholders approved, on an advisory basis, the compensation of our Named Executive Officers.

For	Against	Abstentions	Broker Non-votes

249,743,487	20,626,040	981,967	30,876,037

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERNER CORPORATION

Date: May 21, 2018	By:	/s/ Marc G. Naughton
Marc G. Naughton, Executive Vice President
and Chief Financial Officer